                                                                   EXHIBIT 10.21

                                                                     [EXECUTION]


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                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT



                                 BY AND BETWEEN



                            TECHNICAL MORTGAGE, L.P.
                                    AS SELLER


                                       AND


                                  GUARANTY BANK
                                    AS BUYER



                          ----------------------------



                           DATED AS OF AUGUST 1, 2002



                          ----------------------------



                                   $20,000,000


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                          ----------------------------

                                TABLE OF CONTENTS

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
ARTICLE I    CERTAIN DEFINITIONS..................................................................................1

ARTICLE II   PURCHASE OF MORTGAGE LOANS...........................................................................7
         Section 2.01      Purchase of Mortgage Loans.............................................................7
         Section 2.02      Sale and Assignment....................................................................8

ARTICLE III  REPRESENTATIONS, WARRANTIES, AND COVENANTS
             OF THE SELLER........................................................................................9
         Section 3.01      Representations and Warranties of the Seller...........................................9
         Section 3.02      Representations and Warranties of the Seller..........................................10
         Section 3.03      Remedies Upon Breach..................................................................14
         Section 3.04      Indemnification.......................................................................15

ARTICLE IV   CONDITIONS..........................................................................................15
         Section 4.01      Conditions to Purchase................................................................15

ARTICLE V    COVENANTS OF THE SELLER.............................................................................16
         Section 5.01      Protection of Right, Title and Interest...............................................16
         Section 5.02      Principal Executive Office............................................................16
         Section 5.03      Transfer Taxes........................................................................17
         Section 5.04      Costs and Expenses....................................................................17
         Section 5.05      Assignment of Mortgage Loans..........................................................17
         Section 5.06      Seller's Records; Delivery of Financial Statements....................................17
         Section 5.07      Cooperation by the Seller.............................................................17

ARTICLE VI   INTERIM SERVICING OF THE MORTGAGE LOANS.............................................................18
         Section 6.01      Servicer Files........................................................................18
         Section 6.02      Interim Servicer Reports..............................................................19
         Section 6.03      Custodial Account.....................................................................19
         Section 6.04      Termination of Interim Servicing Rights...............................................19
         Section 6.05      Transfer to Successor Servicer........................................................20

ARTICLE VII  OPTIONAL REPURCHASE BY SELLER.......................................................................20
         Section 7.01      Terms of Repurchase...................................................................20
         Section 7.02      Repurchase Procedures.................................................................20
         Section 7.03      Shipment of Mortgage Documents........................................................21
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
ARTICLE VIII  MISCELLANEOUS PROVISIONS...........................................................................21
         Section 8.01      Obligations of the Seller.............................................................21
         Section 8.02      Amendment.............................................................................21
         Section 8.03      Waivers...............................................................................21
         Section 8.04      Notices...............................................................................22
         Section 8.05      Representations.......................................................................22
         Section 8.06      Headings and Cross-References.........................................................22
         Section 8.07      Governing Law.........................................................................22
         Section 8.08      Counterparts..........................................................................22
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SCHEDULE 1                 SCHEDULE OF REQUIRED MORTGAGE DOCUMENTS
SCHEDULE 2                 APPROVED TAKEOUT INVESTORS

EXHIBIT A                  SELLER ASSIGNMENT
EXHIBIT B                  PURCHASE REQUEST
EXHIBIT C                  WAREHOUSE LENDER'S RELEASE
EXHIBIT D                  RESERVED
EXHIBIT E                  SELLER'S REPURCHASE REQUEST UNDER ARTICLE VII
EXHIBIT F                  SHIPPING REQUEST
EXHIBIT G                  BAILEE LETTER
EXHIBIT H                  BUYER'S REPURCHASE REQUEST



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

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT


         This MORTGAGE LOAN PURCHASE AND SALE AGREEMENT is made as of this 1st day of August, 2002, by and between TECHNICAL MORTGAGE, L.P., a Texas limited partnership (the "Seller"), and GUARANTY BANK, a federal savings bank (the "Buyer").

         WHEREAS, the Seller has acquired and will acquire in the ordinary course of business, certain Mortgage Loans, each secured by a lien granted by the related Mortgagor in the Mortgaged Property financed thereby; and

         WHEREAS, the Seller and the Buyer wish to set forth the terms and provisions pursuant to which the Mortgage Loans are to be absolutely sold by the Seller to the Buyer on the Closing Dates;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms):

         "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting equity, by contract or otherwise.

         "Agreement" or "Purchase and Sale Agreement" means this Mortgage Loan Purchase and Sale Agreement and all amendments and restatements hereof and supplements hereto.

         "Approved Takeout Investor" means FNMA, FHLMC, GNMA and any other investor listed on SCHEDULE 2.

         "Business Day" means any day except Saturday, Sunday or other day on which banks located in the city of New York, New York or the city of Dallas, Texas are authorized or obligated by law or executive order to be closed and any day on which the Buyer is authorized or obligated by law or executive order to be closed.

         "Buyer" means Guaranty Bank, a federal savings bank, its successors and assigns.

         "Buyer's Repurchase Request" means a request executed by the Buyer and delivered to the Seller in substantially the form of EXHIBIT H.

         "Closing Date" means any day on which Mortgage Loans are sold by the Seller to the Buyer.

         "Cure Date" means, with respect to any Mortgage Loan, the date occurring fifteen (15) Business Days after the expiration of the related Takeout Commitment.

         "Custodial Account" has the meaning assigned to it in Section 6.03.

         "Eligible Mortgage Loan "means a Mortgage Loan (a) which has been designated for purchase hereunder by the Seller and the Buyer, (b) with respect to which all of the Mortgage Documents have been delivered to the Buyer and are accurate and complete and (c) with respect to which all of the representations and warranties of the Seller set forth in Article III of this Agreement are true, correct and complete.

         "Eurodollar Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on the Bloomberg Eurorate (or, if not available, any other nationally recognized trading screen reporting on-line trading with Eurorates) at 10:00 a.m. (Dallas, Texas time) as the Eurorates for deposits in dollars on that day for a period of one month. In the event such rate ceases to be published, "Eurodollar Rate" shall mean a comparable rate of interest reasonably selected by the Buyer.

         "Event of Insolvency" means, with respect to the Seller, (i) the filing of a petition, commencing, or authorizing the commencement of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law relating to the protection of creditors, or suffering any such petition or proceeding to be commenced by another; (ii) seeking the appointment of a receiver, trustee, custodian or similar official for the Seller or an Affiliate or any substantial part of the property of either, (iii) the appointment of a receiver, conservator, or manager for the Seller or an Affiliate by any governmental agency or authority having the jurisdiction to do so; (iv) the making or offering by the Seller or an affiliate of a concession with its creditors or a general assignment for the benefit of creditors, (v) the admission by the Seller or an Affiliate of the Seller's or such Affiliate's inability to pay its debts or discharge its obligations as they become due or mature; or (vi) any governmental authority or agency or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of the Seller or of any of its Affiliates, or shall have taken any action to displace the management


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of the Seller or of any of its Affiliates or to curtail its authority in the conduct of the business of the Seller or of any of its Affiliates.

         "Expiration Date" means, with respect to any Takeout Commitment, the expiration date thereof.

         "FHA" means the Federal Housing Administration, or any successor thereto.

         "FHLMC" means the Federal Home Loan Mortgage Corporation, or any successor thereto.

         "FNMA" means the Federal National Mortgage Association, or any successor thereto.

         "Financing Lease" means (i) any lease of Property if the then present value of the minimum rental commitment thereunder should, in accordance with generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor), be capitalized on a balance sheet of the lessee, and (ii) any other lease obligations which are capitalized on a balance sheet of the lessee.

         "GNMA" means the Government National Mortgage Association.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (whether statutory or otherwise), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any Financing Lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

         "Market Value" at any time shall be determined by Buyer, in its reasonable discretion, based upon (a) information then available to Buyer regarding quotes to dealers for the purchase of mortgage notes similar to the Mortgage Note that have been delivered to Buyer pursuant to this Agreement or
(b) sales prices actually received by Seller for mortgage notes sold by Seller during the immediately preceding thirty (30) day period similar to the Mortgage Note that have been delivered to Buyer pursuant to this Agreement.

         "Maximum Purchase Amount" means on any day the amount equal to$20,000,000 minus the aggregate amount of purchased loans outstanding on such day under the Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2002 between Preferred Home Mortgage Company and the Buyer, as from time to time supplemented, amended or restated.

         "MERS" means Mortgage Electronic Registration, Inc., a Delaware corporation, or any successor thereto.


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

         "MERS Agreement" means those agreements by and among Seller, Buyer, MERS and MERSCORP, Inc., as amended, modified, supplemented, extended, restated or replaced from time to time.

         "MERS(R) System" means the system of recording transfers of mortgages electronically maintained by MERS.

         "MIN" means, with respect to each Mortgage Loan, the Mortgage Identification Number for such Mortgage Loan registered with MERS on the MERS(R) System.

         "MOM Loan" means, with respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator or Seller, as the case may be, of such Mortgage Loan and its successors and assignees.

         "Monthly Payment" means a scheduled monthly payment of principal and interest on a Mortgage Loan.

         "Mortgage" means the trust deed, mortgage, deed of trust, or other instrument creating a lien on real property securing a Mortgage Note.

         "Mortgage Documents" means, with respect to each Mortgage Loan, the documents and other items described on Schedule 1 hereto relating to such Mortgage Loan.

         "Mortgaged Property" means, with respect to any Mortgage Loan, the property covered by the Mortgage securing such Mortgage Loan.

         "Mortgage Loan" means a mortgage loan made to an individual person that is not a construction or non-residential commercial loan, is evidenced by a valid promissory note, and is secured by a Mortgage that grants a perfected first-priority lien on the residential real property.

         "Mortgage Loan Schedule" means a schedule in a form acceptable to the Buyer setting forth, at a minimum, the following information concerning each Mortgage Loan described thereon: loan number, Mortgagor's name, address of the Mortgaged Property, original amount of Mortgage Note, and date of Mortgage Note.

         "Mortgage Note" means a promissory note evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgagor" means the current and unreleased obligor(s) on a Mortgage Note.

         "Pass-Through Rate" means the Eurodollar Rate plus 1.125%.


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         "Purchase Price" means with respect to each Mortgage Loan purchased by the Buyer on a Closing Date, the amount equal to ninety-eight percent (98%) of the least of the following:

                  (a)      the outstanding principal balance of such Mortgage
         Loan;

                  (b) the actual out-of-pocket cost to the Seller of such Mortgage Loan minus the amount of principal paid to Seller under such Mortgage Loan as of the Closing Date;

                  (c) the Trade Price under the applicable Takeout Commitment, not to exceed 100% of the original principal balance of such Mortgage Loan; or

                  (d)      the Market Value of such Mortgage Loan;

(calculated as of such Closing Date with respect to the Mortgage Loans to be purchased on such Closing Date by 2:00 p.m. Dallas, Texas time on the Business Day immediately preceding such Closing Date and approved by the Buyer).

         "Purchase Request" means a request by the Seller for the purchase of Mortgage Loans by the Buyer made in the form of EXHIBIT B.

         "Repurchase Date" means (i) with respect to any Seller Repurchase Request, the date specified in such Seller Repurchase Request with respect to the Mortgage Loans described therein and (ii) with respect to any Buyer Repurchase Request.

         "Repurchase Price" means for any Mortgage Loan repurchased by the Seller hereunder, an amount equal to the Purchase Price paid by the Buyer for such Mortgage Loan plus accrued and unpaid interest on such Mortgage Loan at the Pass-Through Rate from the Closing Date for the purchase of such Mortgage Loan by the Buyer through the date prior to the repurchase date, both inclusive, less all payments of principal of and interest on such Mortgage Loan received by the Buyer during such period, (calculated as of the date of repurchase and delivered to the Buyer by the Seller by 9:00 a.m. Dallas, Texas time on such date) and agreed to by the Buyer.

         "Sale Agreement" means the agreement providing for the purchase by an Approved Takeout Investor of Mortgage Loans from the Seller.

         "Seller" means Technical Mortgage, L.P., a Texas limited partnership, its successors and assigns.

         "Seller Assignment" means the document of assignment substantially in the form attached to this Agreement as EXHIBIT A.

         "Seller Repurchase Request" means a request executed by the Seller and delivered to the Buyer in substantially the form of EXHIBIT E.


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         "Servicer Files" means, with respect to any Mortgage Loan, all Mortgage
Loan papers and documents required to be maintained pursuant to the Sale Agreement and all other papers and records of whatever kind or description, whether developed or originated by the Seller or others, required to document or service the Mortgage Loan, excluding the Mortgage Documents.

         "Servicing Termination Event" means, with respect to each Mortgage Loan, the expiration of the term during which Seller has been appointed to interim service such Mortgage Loan or any other event which results in the termination of Seller's rights and obligations to service such Mortgage Loan each pursuant to the terms of Section 6.04.

         "Settlement Date" means, with respect to any Mortgage Loan, the date of payment of the Takeout Proceeds by an Approved Takeout Investor to the Buyer on behalf of the Seller.

         "Shipping Request" means a request to ship Mortgage Loans executed and delivered by the Seller in the form of EXHIBIT F.

         "Successor Servicer" means an entity designated by the Buyer, with notice provided in conformity with Section 6.04, to replace the Seller as servicer of the Mortgage Loans.

         "Takeout Commitment" means a written master commitment of an Approved Takeout Investor to purchase a pool of Mortgage Loans under which such Eligible Mortgage Loans will be delivered to such Approved Takeout Investor on terms satisfactory to the Buyer, in its reasonable discretion.

         "Takeout Proceeds" means, with respect to any Mortgage Loan, the related Trade Principal plus accrued interest as calculated in accordance with
Section 2.01(d).

         "Third Party Underwriter" means any third party, including but not limited to a mortgage loan pool insurer, who underwrites a Mortgage Loan prior to the purchase thereof by the Buyer.

         "Third Party Underwriter's Certificate" means a certificate issued by a Third Party Underwriter with respect to a Mortgage Loan, certifying that such Mortgage Loan complies with its underwriting requirements.

         "Trade Price" means the trade price set forth on a Takeout Commitment.

         "Trade Principal" means, with respect to any Mortgage Loan, the aggregate outstanding principal balance of such Mortgage Loan, multiplied by a percentage equal to the Trade Price.

         "Transfer Taxes" means any tax, fee or governmental charge payable by the Seller or the Buyer to any federal, state or local government attributable to the assignment of a Mortgage Loan.

         "VA" means the Veteran's Administration, or any successor thereto.


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

                                   ARTICLE II

                     PURCHASE OF MORTGAGE LOANS AND SALE TO
                            APPROVED TAKEOUT INVESTOR

         Section 2.01 PURCHASE OF MORTGAGE LOANS. Subject to the terms and conditions of this Agreement, the Seller may, in its sole discretion, offer to sell to the Buyer, and the Buyer may, in its sole discretion, agree to purchase from the Seller, Mortgage Loans and the Mortgage Documents relating thereto on the terms and conditions set forth herein, provided that in no event shall the aggregate outstanding principal balance of all Mortgaged Loans which have been purchased by the Buyer under this Agreement and which the Buyer continues to own exceed the Maximum Purchase Amount at any time.

                  (a) Procedures for Purchase of Mortgage Loans. The Seller may request that the Buyer purchase Mortgage Loans by delivering to the Buyer a Purchase Request and the Mortgage Documents relating to the Mortgage Loans described in such Purchase Request, no later than 10:00 a.m. two (2) Business Days prior to the requested Closing Date. Each Purchase Request must be for Mortgage Loans having an aggregate outstanding principal balance equal to or greater than $25,000 AND NO MORE THAN ONE PURCHASE REQUEST MAY BE MADE ON ANY BUSINESS DAY. The Buyer shall notify the Seller whether or not the Buyer agrees to purchase such Mortgage Loans which constitute Eligible Mortgage Loans) by 12:00 noon on the requested Closing Date. Notwithstanding any other provision of this Agreement, the Seller understands that the Buyer's consideration of any such Purchase Request constitutes an independent decision which the Buyer retains the absolute and unfettered discretion to make and that no commitment to make any purchase is hereby given by the Buyer. In the event that any Mortgage Documents delivered by the Seller to the Buyer for purchase hereunder are not purchased by the Seller within ten (10) Business Days after the date of delivery thereof to the Buyer, the Buyer shall promptly return such Mortgage Documents to the Seller at the Seller's expense.

                  (b) Purchase Price. If the Buyer agrees to purchase the Eligible Mortgage Loans described in any Purchase Request, then in consideration of the sale by the Seller to the Buyer of such Mortgage Loans and the transfer of the Mortgage Documents relating thereto, the Buyer shall, on the Closing Date, pay or cause to be paid to the Seller the Purchase Price therefor in the form of cash by federal wire transfer (same day) funds, and simultaneously with such payment, the Seller hereby sells, assigns and transfers to the Buyer, (i) the Eligible Mortgage Loans listed on the Mortgage Loan Schedule attached to the Seller Assignment delivered on such Closing Date and all Monthly Payments received thereon after such Closing Date, (ii) all Mortgage Documents related to those Mortgage Loans, (iii) all rights of the Seller in, to and under those Mortgage Loans and Mortgage Documents, including, without limitation, the right to receive principal, interest and all other payments with respect thereto and all rights under related title and hazard insurance policies, all escrow and other amounts held by the Seller in connection therewith, and all rights to service those Mortgage Loans, (iv) all rights of the Seller in, to and under the real property and improvements thereon securing those Mortgage Loans, including, without limitation, all rights of the Seller as mortgagee with respect to such real property and improvements, and


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

(v) all purchase agreements, credit agreements or other agreements pursuant to which the Seller or any Affiliate of the Seller acquired such Mortgage Loans and Mortgage Documents and all promissory notes, security agreements and other instruments and documents executed by the Seller or any Affiliate of the Seller pursuant thereto or in connection therewith, insofar as such agreements, instruments and documents relate to such Mortgage Loans and Mortgage Documents.

                  (c) Replacement Takeout Commitment. In the event that a Mortgage Loan is not purchased by an Approved Takeout Investor on or before the Cure Date, upon not less than five (5) Business Days' notice from the Buyer to Seller, Seller shall use reasonable efforts to obtain a Takeout Commitment from an Approved Takeout Investor to purchase such Mortgage Loan. The Seller agrees that, with respect to any Mortgage Loan purchased by the Buyer, the related Takeout Commitment shall have an Expiration Date which is not later than thirty
(30) calendar days after the related Closing Date. The Seller further agrees that any additional Takeout Commitment that it obtains with respect to such Mortgage Loan if the initial Approved Takeout Investor does not perform under such Takeout Commitment shall have an Expiration Date which is not later than sixty (60) calendar days after the related Closing Date. Seller has not and will not take any action, or fail to act where action is required, the result of which would be to impair any Takeout Commitment. Seller shall notify and provide the Buyer with copies of any changes made to any Sale Agreement or any other correspondence agreements between the Seller and any Approved Takeout Investor within two (2) Business Days of such change.

                  (d) Set-Off. In addition to any rights and remedies of the Buyer provided by this Agreement and by law, the Buyer shall have the right, without prior notice to Seller, any such notice being expressly waived by Seller to the extent permitted by applicable law, upon any amount becoming due and payable by Seller hereunder to set-off and appropriate and apply against such amount any and all Property and deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Buyer or any Affiliate thereof to or for the credit or the account of Seller. The exercise of any such right of set-off shall be without prejudice to the Buyer's right to recover any deficiency.

         Section 2.02 SALE AND ASSIGNMENT. It is the intention of the Seller and the Buyer that each assignment, transfer and conveyance hereunder constitute a sale and assignment of the Mortgage Documents from the Seller to the Buyer. If, notwithstanding the express intention of the parties, this Agreement is deemed not to constitute a sale, conveyance and assignment of the Mortgage Documents from the Seller to the Buyer, this Agreement shall be deemed to be a security agreement within the meaning of Article 8 and Article 9 of the Uniform Commercial Code as in effect in the State of Texas and the conveyance provided for in this Section 2.02 shall be deemed to be a grant by the Seller to the Buyer of a valid first priority perfected security interest in all of the Seller's right, title and interest in and to the Mortgage Documents. The Buyer does not assume and shall not be liable for any of the Seller's liabilities, duties, or obligations under or in connection with the Takeout Commitments.


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

                                   ARTICLE III

                        REPRESENTATIONS, WARRANTIES, AND
                             COVENANTS OF THE SELLER

         Section 3.01 REPRESENTATIONS AND WARRANTIES OF THE SELLER: The Seller hereby represents, warrants and covenants that:

                  (a) Seller and Originators. The Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was incorporated or organized, and has all licenses, registrations and certifications necessary to carry on its mortgage lending business. The Seller is not operating under any type of agreement or order (including, without limitation, a supervisory agreement, memorandum of understanding, cease and desist order, capital or supervisory directive, or consent decree) with or by the Office of Thrift Supervision, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency or any other applicable regulatory authority, and the Seller is in compliance with any and all capital, leverage and other financial requirements imposed by any applicable regulatory authority.

                  (b) Authority. The Seller has the full corporate power and authority to execute and deliver all agreements, contracts, commitments, issuances of checks or drafts, or other papers related to conducting business with the Buyer and to perform in accordance with each of the terms hereof, and to enter into and consummate all transactions contemplated hereby. The Seller has duly authorized and completed the execution, delivery and performance of this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable in accordance with its terms. The Seller is a FNMA and FHLMC approved lender in good standing. The Seller has obtained all licenses and effected all registrations required under all applicable local, state and federal laws, regulations and orders by virtue of any of the activities conducted, or property owned, by it.

                  (c) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of each Mortgage Note and related Mortgage Documents by the Seller pursuant to this Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                  (d) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition and/or making of each Mortgage Loan by the Seller, the sale of each Mortgage Loan to the Buyer, the consummation of the transactions contemplated thereby nor the fulfilment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's articles of incorporation, charter, by-laws or other organizational document, or of any legal restriction or regulatory directive or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or any of its property is subject.

                  (e) No Consent Required. No consent, approval, authorization, order or review by or on behalf of any person, entity, court, authority or agency, governmental or otherwise, is required for the execution and performance by the Seller of, or compliance by the Seller with, this Agreement.

                  (f) No Litigation Pending. There is no action, suit, proceeding, inquiry, review, audit or investigation pending or threatened against the Seller (i) that could have any material adverse impact on the Seller's business, operations, license, financial condition or general prospects, (ii) which would draw into question the validity of the Mortgage Loan or enforceability of the Mortgage Documents, or (iii) which would be likely to materially impair the ability of the Seller to perform its obligations under this Agreement.

         Section 3.02 REPRESENTATIONS AND WARRANTIES OF THE SELLER: The Seller hereby represents, warrants and covenants as to each Mortgage Loan sold hereunder, as of the date herein below specified or, if no such date is specified, then as of the applicable Closing Date that:

                  (a) As of the Closing Date, the Seller has good title to, and is the sole owner of, such Mortgage Loan delivered and sold to the Buyer. The assignment of the Mortgage Loan by the Seller validly transfers such Mortgage Loan to the Buyer free and clear of any pledge, lien, equity, charge, claim or security interest, or any other encumbrance. The sale and transfer of each Mortgage Loan to the Buyer do not violate any applicable state laws. To the extent that any applicable state law places any restrictions on the transfer of any Mortgage Loan, the Seller has notified the Buyer in writing of that restriction and any related state licensing or registration requirements.

                  (b) The origination and servicing of each Mortgage Loan have been in all respects legal, proper, prudent and customary, and have conformed to customary standards of the residential mortgage origination and servicing business.

                  (c) All parties which have had any interest in the Mortgage Documents, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were)
(i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (ii) organized under the laws of such state, or qualified to do business in such state, or federal savings and Mortgage Loan associations or national banks having principal offices in such state, or not doing business in such state so as to require qualification as a foreign corporation in order to use the courts of such state to enforce the Mortgage Documents.

                  (d) Except as otherwise disclosed in writing to the Buyer prior to the registration with the Buyer of any Mortgage Loans, the Seller has not dealt with any broker, investment banker, agent or other person or entity, except for the Buyer, who may be entitled to any commission or compensation from the Seller in connection with the sale of any Mortgage Loans.

                  (e) Each of the Mortgage Loans delivered and sold to the Buyer has been underwritten in accordance with FNMA, FHLMC, FHA or VA guidelines and/or meets all applicable requirements for sale to the applicable Approved Takeout Investor.

                  (f) The sale of the Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of this Agreement, or the exercise of any right hereunder, render the sale unenforceable, in whole or in part, or subject to any right of rescission, set off, counterclaim or defense, and no such right of rescission, set off, counterclaim or defense has been asserted with respect thereto.

                  (g) Each Mortgage Document contains customary and enforceable provisions which render the rights and remedies of the holder adequate to the benefits of the security against the Mortgaged Property, including: (i) in the case of a Mortgage Documents designed as a deed of trust, by trustee's sale, (ii) by summary foreclosure, if available under applicable law, and (iii) otherwise by foreclosure, and there are no homestead or other exemptions of dower, curtesy or other rights or interests available to the Mortgagor or the Mortgagor's spouse, survivors or estate, or any other person or entity that would, or could, interfere with such right to sell at a trustee's sale or right to foreclose, except for those arising by operation of law. To the extent necessary to protect the interests of the holder of the Mortgage Note and the Mortgage Documents, both spouses shall be signatories on, and jointly and severally liable under, the Mortgage Note and the Mortgage Documents.

                  (h) Such Mortgage Loan is a binding and valid obligation of the Mortgagor thereon, in full force and effect and enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar terms affecting creditor's rights in general and by general principles of equity;

                  (i) Such Mortgage Loan is genuine in all respects as appearing on its face and as represented in the books and records of the Seller, and all information set forth therein is true and correct;

                  (j) Such Mortgage Loan is free of any default (other than as permitted by subparagraph (k) below) of any party thereto (including the Seller), counterclaims, offsets and defenses, including the defense of usury, and from any rescission, cancellation or avoidance, and all right thereof, whether by operation of law or otherwise;

                  (k) No more than thirty (30) calendar days have elapsed since the date of the Mortgage Note evidencing such Mortgage Loan, and no Monthly Payment is more than thirty (30) calendar days past due;

                  (l) Such Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect not expressed in writing therein and is free of concessions or understandings with the Mortgagor thereon of any kind not expressed in writing therein;

                  (m) All advance payments and other deposits on such Mortgage Loan have been paid in cash, and no part of said sums has been loaned, directly or indirectly, by the Seller to the Mortgagor, and, other than as disclosed to the Buyer in writing, there have been no prepayments;

                  (n) Such Mortgage Loan matures within 30 years after such date of origination;

                  (o) At all times such Mortgage Loan will be free and clear of all Liens, except Liens in favor of the Buyer, Liens that are junior to the Lien created by the Mortgage securing such Mortgage Loan, and any other Lien which has been disclosed to the Buyer in writing and is permitted hereunder;

                  (p) The Mortgaged Property covered by such Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended coverage in accordance with the provisions of such Mortgage Loan with the originator named as a loss payee thereon;

                  (q) Such Mortgage Loan is secured by a first lien on Mortgaged Property consisting of a completed one-to-eight unit single family residence which is not used for commercial purposes and which is not a construction loan;

                  (r) There are no delinquent taxes, insurance premiums, water, sewer and municipal charges, governmental assessments or any other outstanding charges affecting the Mortgaged Property.

                  (s) Each Mortgage Loan has been closed and fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with.

                  (t) Additionally, the Seller warrants that the Seller has not made arrangements with any Mortgagor for any payment forbearance or future refinancing with respect to any Mortgage Loan except to the extent provided in the related Mortgage or the Mortgage Note.

                  (u) With respect to each deed of trust, a trustee duly qualified under applicable law to serve as such is properly named, designated and serving.

                  (v) Except in connection with a trustee's sale after default by the Mortgagor, no fees or expenses are or will become payable by the Seller or the Buyer to the trustee under any deed of trust.

                  (w) The application for each Mortgage Loan was taken from the Mortgagor and each Mortgage Loan was made in compliance with, and is enforceable under all applicable local, state and federal laws, regulations and orders in all material respects (including, but not limited to, state usury laws, federal Equal Credit Opportunity and Fair Credit Reporting Acts, the Real Estate Settlement Procedures Act, and the federal Truth-in-Lending Act and Regulation Z thereunder), and neither the transfer of any interest in any Mortgage Loan to the Buyer nor any other act provided for in this Agreement will involve the violation of any such law, regulation or order. This warranty is made to the best knowledge of the

Seller with respect to each Mortgage Loan originated by an entity other than the Seller or any of its Affiliates. The Seller further warrants that the funds utilized by the Mortgagor in the purchase of the Mortgaged Property and in obtaining a Mortgage Loan relating thereto were not obtained or in any way related to illegal gambling or to the use of or trafficking in illegal drugs.

                  (x) A commitment or policy for title insurance, in the form and amount required by this Agreement, was effective as of the closing of each Loan, is valid and binding, and remains in full force and effect. No claims have been made under such title insurance policy and no holder of the related mortgage, including the Seller, has done or omitted to do anything which would impair the coverage of such title insurance policy.

                  (y) As to each Mortgage Loan secured by a Mortgaged Property located in Iowa, and if an American Land Title Association (ALTA) policy of title insurance has not been provided, an attorney's certificate, in the form and amount required by this Agreement, duly delivered and effective as of the closing of each such Mortgage Loan, is valid and binding, and remains in full force and effect.

                  (z) If required by this Agreement, primary mortgage insurance has been obtained, the premium has been paid, and the mortgage insurance coverage is in full force and effect meeting the requirements of this Agreement.

                  (aa) The improvements upon the Mortgaged Property are insured against loss by fire and other hazards as required by this Agreement, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage Documents requires the Mortgagor to maintain such casualty insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage Documents to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

                  (bb) The Mortgaged Property is free of damage and in good repair, and no notice of condemnation has been given with respect thereto and no circumstances exist involving the Mortgage Documents, the Mortgaged Property or the Mortgagor's credit standing that could: (i) cause investors to regard the Mortgage Loan as an unacceptable investment, (ii) cause the Mortgage Loan to become delinquent, or (iii) adversely affect the value or marketability of the Mortgaged Property or the Mortgage Loan. The Seller warrants that, to the best of Seller's knowledge, the Mortgaged Property is free from toxic materials or other environmental hazards. The Seller warrants compliance with local, state or federal laws or regulations designed to protect the health and safety of the occupants of the property.

                  (cc) The Mortgaged Property is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property, or with respect to the use and occupancy of the same (including, without limitation, certificates of occupancy and fire underwriting certificates), have been made or obtained by the Seller from the appropriate authorities.

                  (dd)     Reserved.

                  (ee) The Mortgage Loan has been originated and underwritten in compliance with all applicable requirements of this Agreement,
(ii) Seller's underwriting standards and procedures applicable to such Mortgage Loan and (iii) all applicable rules and guidelines. Any appraisal made with respect to any Mortgaged Property was made by an appraiser who is licensed or certified as appropriate under applicable state law and meets the minimum qualifications for appraisers as set forth in herein.

                  (ff) No Mortgage Loan is, to the Seller's actual knowledge, in bankruptcy, in litigation or in foreclosure.

                  (gg) Unless the Mortgage Loan complies with FNMA, GNMA or FHLMC, it has a credit score of at least 650 from a repository acceptable to the Buyer.

         Section 3.03      REMEDIES UPON BREACH.

                  (a) If discovery is made by the Buyer or its agent or the Seller at anytime during the life of any Mortgage Loan hereunder of an inaccuracy or a breach of any of the Seller's representations and warranties set forth herein, the party discovering such breach shall give prompt written notice of such breach to the other party. In such event, the Seller shall, within thirty (30) Business Days of its discovery or receipt of written notice by the Buyer, use its reasonable efforts to cure such inaccuracy or breach.

                  (b) If the Seller fails to cure an inaccuracy or breach within the thirty (30) day period set forth in Subparagraph (a) above, the Seller shall repurchase the affected Mortgage Loan from the Buyer within five
(5) Business Days after receipt of a Buyer's Repurchase Request by delivery of the Repurchase Price therefor to the Buyer in immediately available funds. Unless the Buyer otherwise agrees, the repurchase date shall occur not later than ten (10) Business Days after the deadline by which such inaccuracy or breach is to be cured as provided herein.

                  (c) With respect to any Mortgage Loan repurchased by the Seller pursuant to this Agreement, the Buyer shall assign, without recourse, representation or warranty (other than as specifically provided in this Section 3.03(c) to the Seller all the Buyer's right, title and interest in and to such Mortgage Loan; provided that Buyer shall represent that such Mortgage Loan is free of any Lien created by, through or under Buyer and Buyer has not transferred such Mortgage Loan to any other person.

         Section 3.04 INDEMNIFICATION. In addition to, and not in limitation of, the provisions hereof, in the event that the Buyer determines at any time after the initial Closing Date that the Seller has breached any of the representations, warranties or covenants made by it in this Agreement, whether with respect to any Mortgage Loan sold to the Buyer, itself or another matter, the Buyer shall promptly notify the Seller, and the Seller shall, at its sole cost and expense, promptly cure such breach in a manner acceptable to the Buyer, or if such breach cannot be promptly so cured, indemnify, defend and hold harmless the Buyer, and each of the Buyer's directors, officers, employees and agents, from and against any and all liabilities, losses, claims, damages, costs or expenses (including reasonable attorneys' fees and costs of litigation or defense), which may be suffered or sustained by the Buyer, or asserted against the Buyer, based upon, arising out of or as a result of the breach of any of the Seller's representations, warranties or covenants contained in this Agreement.


                                   ARTICLE IV

                                   CONDITIONS

         Section 4.01 CONDITIONS TO PURCHASE. Any purchase of Mortgage Loans by the Buyer is subject to the satisfaction of the following conditions:

                  (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true, correct and complete on each Closing Date, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to such Closing Date.

                  (b) Files Marked; Files and Records Owned by the Buyer. The Seller shall, at its own expense, on or prior to each Closing Date, indicate in its files that the Mortgage Loans sold to the Buyer on such Closing Date have been absolutely assigned to the Buyer pursuant to this Agreement. Further, the Seller hereby agrees that the computer files and other physical records of the Mortgage Loans maintained by the Seller will bear an indication reflecting that the Mortgage Loans are owned by the Buyer.

                  (c) Organizational Documents. The Seller shall have delivered to the Buyer a certified copy of a resolution adopted by the appropriate Persons, authorizing Seller's execution, delivery and performance of this Agreement and the other agreements contemplated to be executed by it in connection herewith through its representative(s), together with (a) a certificate of its corporate secretary or assistant secretary as to incumbency,
(b) certified copies of the Seller's formation documents and copies of all other organizational documents, (c) evidence of the Seller's right to transact business in those jurisdictions where applicable, and (d) such other documents as the Buyer may reasonably require as evidence of the Seller's good standing or as further evidence of such authority.

                  (d) Seller Assignment. As of each Closing Date, the Seller shall execute and deliver to the Buyer a Seller Assignment substantially in the form of EXHIBIT A hereto covering the Mortgage Loans and Mortgage Documents being purchased by the Buyer on such Closing Date.

                  (e) Warehouse Lender's Release. The Seller will deliver to the Buyer a Warehouse Lender's Release in the form of EXHIBIT C, duly executed by all Persons holding a lien, security interest or other encumbrance on the Mortgage Loans being purchased by the Buyer, except for liens, security interests and other encumbrances held by the Buyer.

                  (f) MERS Agreement. Seller shall have delivered to Buyer a duly executed original of the MERS Agreement.

                  (g) Other Documents. Such other documents as the Buyer may reasonably request.

                  (h) Loan File Fee. A loan file fee in the amount of $10 for each Mortgage Loan reviewed by Buyer, less the amount of any loan file fee previously paid by the Seller with respect to such Mortgage Loan.


                                    ARTICLE V

                             COVENANTS OF THE SELLER

         The Seller agrees with the Buyer as follows:

         Section 5.01      PROTECTION OF RIGHT, TITLE AND INTEREST.

                  (a) FURTHER ASSURANCES. The Seller will, at its expense as from time to time reasonably requested by the Buyer, promptly execute and deliver all further instruments, agreements, filings and registrations, and take all further action, in order to confirm and validate this Agreement and the Buyer's rights and remedies hereunder, or to otherwise give the Buyer the full benefits of the rights and remedies described in or granted under this Agreement.

                  (b) NAME CHANGE. Within ten (10) Business Days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Buyer written notice of any such change, and shall file such financing statements or amendments as may be necessary to continue the perfection of the Buyer's security interest in the Mortgage Documents.

         Section 5.02 PRINCIPAL EXECUTIVE OFFICE. Since its inception, the Seller has maintained and, from the date of this Agreement, shall maintain its principal executive office in the State set forth in the Seller's address on the signature page hereof.

         Section 5.03 TRANSFER TAXES. In the event that the Buyer receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Mortgage Loans on written demand by the Buyer or upon the Seller's otherwise being given notice thereof by the Buyer, the Seller shall pay, and otherwise indemnify and hold the Buyer harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Buyer shall have no obligation to pay such Transfer Taxes).

         Section 5.04 COSTS AND EXPENSES. The Seller agrees to pay all reasonable costs and out-of-pocket expenses in connection with (i) the negotiation, preparation, execution and delivery of this Agreement, the documents and instruments executed and delivered in connection therewith (including but not limited to the delivery of the Mortgage Documents by the Seller to the Buyer and the delivery of the Mortgage Documents by the Buyer to the Seller upon any repurchase of Mortgage Loans by the Seller), and any subsequent consents, waivers or modifications thereof, (ii) the perfection, as against all third parties, of the sale and assignment to the Buyer of the Seller's right, title and interest in and to the Mortgage Loans, and (iii) the enforcement of the obligations of the Seller under this Agreement, including but not limited to reasonable attorneys' fees and disbursements.

         Section 5.05 ASSIGNMENT OF MORTGAGE LOANS. The Seller will take no action inconsistent with the Buyer's ownership of the Mortgage Loans. If a third party, including a potential buyer of the Mortgage Loans from the Buyer, should inquire, the Seller will promptly indicate that ownership of the Mortgage Loans has been absolutely assigned to the Buyer. If the Mortgage Loan is registered on the MERS(R) System, the Seller shall enter the name of the Buyer in the "interim funder" category of such system with respect to such Mortgage Loan.

         Section 5.06      SELLER'S RECORDS; DELIVERY OF FINANCIAL STATEMENTS.

                  (a) Seller's Records. This Agreement and all related documents describe the transfer of the Mortgage Loans from the Seller as a sale and assignment by the Seller to the Buyer and evidence the clear intention by the Seller to effectuate a sale and assignment of such Mortgage Loans.

                  (b)      Financial Statements.

                           (i) Promptly after becoming available, and in any event within ninety (90) calendar days after the close of each fiscal year of the Seller, the balance sheet of the Seller as of the end of such year, and the related statements of income, stockholders' equity and cash flows of the Seller for such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year; and

                           (ii) Promptly after becoming available, and in any event within forty-five (45) calendar days after the end of each calendar quarter, a balance sheet of the Seller as of the end of such month and the related statements of income and stockholders' equity of the Seller for such month.

         Section 5.07      COOPERATION BY THE SELLER.

                  (a) Insurance and Guarantees. The Seller will cooperate fully and in a timely manner with the Buyer in connection with: (i) the filing of any claims with an insurer or guarantor or any agent of any insurer or guarantor under any insurance policy or guaranty affecting a Mortgagor or any of the

Mortgaged Property; (ii) supplying any additional information as may be requested by the Buyer or any such agent or insurer in connection with the processing of any such claim; (iii) the execution or endorsement of any check or draft made payable to the Seller representing proceeds from any such claim and
(iv) the sale of any Mortgage Loan under a Takeout Commitment. The Seller shall take all such actions as may be reasonably requested by the Buyer to protect the rights of the Buyer in and to any proceeds under any and all of the foregoing insurance policies. The Seller shall not take or cause to be taken any action which would impair the rights of the Buyer in and to any proceeds under any of the foregoing insurance policies.

                  (b) Endorsement of Check and Delivery of Funds. The Seller shall, within one (1) Business Day of receipt thereof, endorse any check or draft payable to the Seller representing insurance proceeds as to Mortgage Loans sold to Buyer and (i) in the event there are no other payees on such check or draft, deliver such check or draft to the Buyer and (ii) in the event such check or draft is also payable to the Buyer, forward, via overnight courier, such endorsed check or draft to the Buyer for endorsement and return. The Seller will hold in trust and remit to the Buyer, within one (1) Business Day of receipt thereof, any funds received with respect to the Mortgage Loans after the initial Closing Date.


                                   ARTICLE VI

                     INTERIM SERVICING OF THE MORTGAGE LOANS

         Section 6.01 SERVICER FILES. Upon payment of the Purchase Price for a Mortgage Loan, the Buyer shall own all rights to service such Mortgage Loan, all Servicer Files and Mortgage Documents for such Mortgage Loan and all derivative information created by the Seller or other third party used or useful in servicing such Mortgage Loan. The Seller (or a subservicer approved by the Buyer) shall interim service and administer such Mortgage Loan on behalf of the Buyer in accordance with prudent mortgage loan servicing standards and procedures generally accepted by prudent lenders in the mortgage banking industry and in accordance with the requirements of an Approved Takeout Investors, provided that the Seller shall at all times comply with applicable law and the terms of the related Mortgage Loan Documents, and the requirements of any applicable insurer or guarantor including, without limitation, any Third Party Underwriter, so that the insurance in respect of any Mortgage Loan is not voided or reduced. The Seller shall at all times maintain accurate and complete records of its interim servicing of each Mortgage Loan, and the Buyer may, at any time during the Seller's business hours on reasonable notice, examine and make copies of such records. At the request and in accordance with the directions of the Buyer, the Seller shall deliver to the Buyer copies of any Servicer Files within three (3) Business Days of such request by the Buyer. In addition, upon not less than two (2) Business Days' notice to the Seller, the Buyer shall have the right to perform a due diligence review of the Seller, including the Seller's servicing capabilities.

         Section 6.02 INTERIM SERVICER REPORTS. If any Mortgage Loans are not purchased by an Approved Takeout Investor on or before the Cure Date, the Seller shall at the Buyer's request deliver to the Buyer monthly reports regarding the status of such Mortgage Loans, which reports shall include, but shall not be limited to, a description of any default which has existed for more than thirty (30) calendar days, and such other circumstances that could materially adversely affect any such Mortgage Loan, the Buyer's ownership of any such Mortgage Loan or the collateral securing any such Mortgage Loan. The Seller shall deliver such a report to the Buyer every thirty (30) calendar days until the purchase by an Approved Takeout Investor of such Mortgage Loans pursuant to the related Takeout Commitment.

         Section 6.03 CUSTODIAL ACCOUNT. The Seller shall establish and maintain a separate custodial account (the "Custodial Account") for collections received in respect of the Mortgage Loans purchased hereunder. Upon the request of the Buyer, the Seller shall establish the Custodial Account with the Buyer. The Seller shall promptly deposit into the Custodial Account in the form received with any necessary endorsements all collections received in respect of each Mortgage Loan that are payable to the Buyer as the owner of such Mortgage Loan. Amounts deposited in the Custodial Account with respect to any Mortgage Loan shall be held in trust for the Buyer as the owner of such Mortgage Loan and shall be released only as follows:

                  (a) Except as otherwise provided in Section 6.03(c), following receipt by the Buyer or its designee of the Takeout Proceeds for such Mortgage Loan from an Approved Takeout Investor, amounts deposited in the Custodial Account related to such Mortgage Loan not otherwise subject to setoff as provided hereunder shall be released to the Seller. The amounts paid to the Seller (if any) pursuant to this Section 6.03 shall constitute the Seller's sole compensation for interim servicing the Mortgage Loans.

                  (b) If Successor Servicer takes delivery of such Mortgage Loan (either under the circumstances set forth in Section 6.04 or otherwise), all amounts deposited in the custodian Account shall be paid to the Buyer promptly upon such delivery.

                  (c) If a Mortgage Loan is not purchased by an Approved Takeout Investor on or before the Cure date, during the period thereafter that the Seller remains as interim servicer, all amounts deposited in the Custodial Account shall be released only in accordance with the Buyer's written instructions.

         Section 6.04 TERMINATION OF INTERIM SERVICING RIGHTS. The Seller's rights and obligations to interim service each Mortgage Loan as provided in this Agreement, shall terminate on the earlier of the related Settlement Date or the date which is thirty (30) calendar days following the related Closing Date; provided that, the Buyer may in its sole discretion extend such thirty (30) day interim servicing period by one or more additional thirty (30) day periods by providing written notice to Seller prior to the termination of such interim servicing period. If an Event of Insolvency or any default hereunder by the Seller occurs at any time, the Seller's rights and obligations to service the Mortgage Loan(s), as provided in this Agreement, shall terminate immediately, without any notice of action by the Buyer. Upon any such termination, the Buyer is hereby authorized and empowered to sell and transfer such rights to service the Mortgage Loan(s) for such price and on such terms and conditions as the Buyer shall reasonably determine, and the Seller shall have no right to attempt to sell or transfer such rights to service. The Seller shall perform all acts and take all actions so that the Mortgage Loan(s) and all files and documents relating to such Mortgage Loan held by the Seller, together with all escrow amounts relating to such Mortgage Loan, are delivered to Successor Servicer. To the extent that the approval of any Third Party Underwriter or any other insurer or guarantor is required for any such sale or transfer, the Seller shall fully cooperate with the Buyer to obtain such approval. All amounts paid by the purchaser of such rights to service the Mortgage Loan(s) shall be the property of the Buyer.

         Section 6.05 TRANSFER TO SUCCESSOR SERVICER. Each Mortgage Loan delivered to the Buyer hereunder shall be delivered on a servicing released basis free of any servicing rights in favor of the Seller and free of any title, interest, lien, encumbrance or claim of any kind of the Seller and the Seller hereby waives its right to assert any interest, lien, encumbrance or claim of any kind. Upon transfer of such servicing rights to any Successor Servicer, the Seller shall deliver or cause to be delivered all files and documents relating to each Mortgage Loan held by the Seller to Successor Servicer. The Seller shall promptly take such actions and furnish to the Buyer such documents that the Buyer deems necessary or appropriate to enable the Buyer to cure any defect in each such Mortgage Loan or to enforce such Mortgage Loans, as appropriate.


                                   ARTICLE VII

                          OPTIONAL REPURCHASE BY SELLER

         Section 7.01 TERMS OF REPURCHASE. So long as no breach of any of the Seller's representations or warranties set forth herein shall be in existence, and the Seller has otherwise complied with the terms and conditions hereof, the Seller may repurchase Mortgage Loans any time and from time to time by delivering to the Buyer a Seller's Repurchase Request at least one (1) Business Day before the requested repurchase date (in this Article called the "Repurchase Date"); provided that any such repurchase shall include Mortgage Loans having an aggregate Book Value of $25,000. Such repurchase shall be on a whole-loan, servicing-released basis without recourse, representation or warranty of the Buyer, at the Repurchase Price.

         Section 7.02 REPURCHASE PROCEDURES. Upon receipt of a properly executed Seller's Repurchase Request, Buyer agrees to sell, assign and transfer to the Seller the following (the "Repurchased Property"): (i) the Mortgage Loans listed on the Seller Repurchase Request, (ii) all Mortgage Documents related to those Mortgage Loans, (iii) all rights of the Buyer in, to and under those Mortgage Loans and Mortgage Documents, including, without limitation, the right to receive principal, interest and all other payments with respect thereto after the Repurchase Date and all rights under related title and hazard insurance policies, all escrow and other amounts held by the Buyer in connection therewith, and all rights to service those Mortgage Loans, and (iv) all rights of the Buyer in, to and under the real property and improvements thereon securing those Mortgage Loans, including, without limitation, all rights of the Buyer as mortgagee with respect to such real property and improvements provided that the terms and conditions hereof are satisfied; provided that the Buyer shall have the right to substitute for all or part of the Mortgage Loans listed on the Seller Repurchase Request, other Mortgage Loans that in the aggregate have substantially similar average outstanding principal balances, interest rates and terms to maturity. Such repurchase shall be on a whole-loan, servicing-released basis without recourse, representation or warranty of the Buyer, at the Repurchase Price (in the case of any such substitution, adjusted as the Buyer and the Seller shall agree is necessary to achieve the same economics that would have existed with respect to the repurchase of the Mortgage Loans listed in the Seller Repurchase Request had no such substitution occurred). Such sale shall be effective as of the Repurchase Date upon receipt by Buyer of the Repurchase Price in the form of cash by federal wire transfer (same day) funds. To secure the Repurchase Price, the Seller hereby grants to the Buyer a continuing security interest in the Repurchased Property and all proceeds thereof. The Seller further agrees that the Buyer shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Texas with respect to such security interest and that the failure to deliver the Repurchase Price to the Buyer on the Repurchase Date shall constitute a default for purposes of such security interest. The Buyer's security interest in the Repurchased Property shall continue until the Buyer receives payment of the Repurchase Price in full in the Custodial Account (or another account designated by the Seller and acceptable to Buyer). At such time such security interest shall be released automatically and the Buyer shall execute any documents reasonably requested by the Seller to evidence the release of such security interest.

         Section 7.03 SHIPMENT OF MORTGAGE DOCUMENTS. Together with the delivery of a Seller's Repurchase Request, the Seller may request that the Buyer ship Mortgage Documents relating to the Repurchased Property to an Approved Takeout Investor or its servicer or custodian for purchase. The Buyer shall ship such Mortgage Documents to that Approved Takeout Investor or its servicer or custodian under a Bailee Letter in the form attached hereto as EXHIBIT G.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         Section 8.01 OBLIGATIONS OF THE SELLER. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Mortgage Loan.

         Section 8.02 AMENDMENT. This Agreement may be amended, restated or supplemented from time to time by a written agreement duly executed and delivered by the Seller and the Buyer. The Seller shall deliver to the Persons identified on a list provided to the Seller, as such list may be amended from time to time, a copy of any amendment to this Agreement.

         Section 8.03 WAIVERS. No failure or delay on the part of the Buyer in exercising any power, right or remedy under this Agreement or a Seller Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. Any waiver of the terms and provisions hereof must be in writing and must be consented to in writing by the Buyer.

         Section 8.04 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission and overnight delivery service, postage prepaid, to any party at its address shown in the opening portion of this Agreement or at such other address as may be designated by it by notice to the other party and shall be deemed given when so delivered, or if mailed.

         Section 8.05 REPRESENTATIONS. The respective agreements, representations, warranties and other statements by the Seller and the Buyer set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive each Closing Date.

         Section 8.06 HEADINGS AND CROSS-REFERENCES. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

         Section 8.07 GOVERNING LAW. This Agreement and the Seller Assignment shall be governed by and construed in accordance with the internal laws of the State of Texas.

         Section 8.08 COUNTERPARTS. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first written above.



Seller's Address:                TECHNICAL MORTGAGE, L.P., as the Seller
123 NW 13th Street, Suite 300
Boca Raton, Florida  33432       By: TM INVESTMENTS, L.L.C., its General Partner

with a copy to:
Holly Hubenak                    By:  /s/ Holly Hubenak
Technical Olympic U.S.A., Inc.       ------------------------------------------
1200 Soldiers Field Drive                     Holly Hubenak
Sugarland, Texas  77479                       Vice President




Buyer's Address:                 GUARANTY BANK, as the Buyer
8333 Douglas Avenue
Dallas, Texas  75225

                                 By:  /s/ Carolyn Eskridge
                                     ------------------------------------------
                                     Name: Carolyn Eskridge
                                     Title: Vice President

                                                                      SCHEDULE 1


                     SCHEDULE OF REQUIRED MORTGAGE DOCUMENTS
                             FOR EACH MORTGAGE LOAN


         1. the original Mortgage Note endorsed to the Buyer without recourse by the Seller;

         2. unless the Mortgage is registered on the MERS(R) System, an assignment of the Mortgage executed by the Seller in favor of the Buyer in recordable form, such assignment may be in the form of one or more blanket assignments covering Mortgage Loans located in the same county, if the Buyer so agrees;

         3. if the Mortgage is registered on the MERS(R) System and noting the presence of a MIN, an assignment of the Mortgage executed by the Seller in favor of MERS in recordable form;

         4. originals or copies of assignments from each holder of the Mortgage Loan to each subsequent assignee, if any, to complete the chain of record ownership of such Mortgage Loan to the Seller;

         5. the original or a copy of the Mortgage, including all available Mortgage riders relating to the Mortgage Loan, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with the recording information indicated thereon;

         6. a copy of an original, executed master Takeout Commitment as to which the Expiration Date is less than sixty calendar days following the Closing Date and a copy of Seller's internally-prepared Status of Outstanding Negotiated Commitments;

         7. third party underwriter certificate, third party delegation certificate with underwriter approval, loan approval from desk-top underwriter or loan prospector, approved takeout investor prior approval certificate, MCAW certificate or buyer loan approval;

         8. an approved takeout investor prior approval certificate or evidence of the Seller's designated underwriting authority (then delivered or already on file with the Purchaser) plus one of the following: (i) FNMA/FHLMC Form 1008 or a substitute therefor signed by the applicable underwriter for the Seller,
                  (ii) Desk-top underwriter approval form (FNMA), (iii) loan prospector form (FHLMC) or (iv) third party underwriting approval;

         9. either the complete FNMA Form 1003 or the first page of the form plus electronic HMDA file; and

         10. If the Mortgage is registered on the MERS(R) System, the Seller shall have entered the Buyer in the "interim funder" category for such Mortgage on the MERS(R) System and within ten (10) days after the Mortgage is purchased by the Buyer, shall deliver to the Buyer written evidence thereof, satisfactory to the Buyer.

                                                                      SCHEDULE 2


                           APPROVED TAKEOUT INVESTORS


Countrywide Home Loan
Principal Residential Mortgage
Bank of America
Wells Fargo
Washington Mutual Home Loans
Chase Manhattan
Greenpoint Mortgage
Ohio Mortgage Banking
World Savings

                                                                       EXHIBIT A


                                SELLER ASSIGNMENT


         For value received this ___ day of ______, 200_, in the form of cash in the amount of $________________ (the "Purchase Price"), in accordance with terms of the Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2002 (the "Purchase and Sale Agreement") by and between Technical Mortgage, L.P., as the Seller, and Guaranty Bank, as the Buyer (the "Buyer"), the undersigned does hereby contribute, assign, transfer and otherwise convey unto the Buyer, without recourse, a 100% interest in and to (i) the Eligible Mortgage Loans listed on the Mortgage Loan Schedule attached hereto and made a part hereof and all Monthly Payments received thereon, on and after the Closing Date, (ii) all Mortgage Documents related to those Mortgage Loans, (iii) all rights of the Seller in, to and under those Mortgage Loans and Mortgage Documents, including, without limitation, the right to receive principal, interest and all other payments with respect thereto and all rights under related title and hazard insurance policies, all escrow and other amounts held by the Seller in connection therewith, and all rights to service those Mortgage Loans, (iv) all rights of the Seller in, to and under the real property and improvements thereon securing those Mortgage Loans, including, without limitation, all rights of the Seller as mortgagee with respect to such real property and improvements, and (v) all purchase agreements, credit agreements or other agreements pursuant to which the Seller or any Affiliate of the Seller acquired such Mortgage Loans and Mortgage Documents and all promissory notes, security agreements and other instruments and documents executed by the Seller or any Affiliate of the Seller pursuant thereto or in connection therewith, insofar as such agreements, instruments and documents relate to such Mortgage Loans and Mortgage Documents.

         The foregoing assignment, transfer and conveyance does not constitute and is not intended to result in any assumption by the Buyer of any obligation of the undersigned to the Mortgagors, insurers or any other person in connection with such Mortgage Loans, the Servicer Files therefor, any insurance policies or any agreement or instrument relating to any of them.

         This Seller Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase and Sale Agreement and is to be governed by the Purchase and Sale Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase and Sale Agreement.

         The Seller certifies that as of the Closing Date: (a) the representations and warranties of the Seller in the Purchase Agreement are true and correct in all material respects (b) no breach of any Seller's representations or warranties set forth in the Purchase Agreement is in existence, and the Seller has otherwise complied with the terms and conditions thereof, (c) upon the completion of the Requested Purchase, (i) the Purchase Price of all Mortgage Loans purchased by the Buyer as of the Closing Date plus
(ii) the Requested Purchase will not exceed the Maximum Purchase Amount, (d) all Mortgage Documents required by the Purchase Agreement to be delivered to the Buyer in connection with the Requested Purchase have been delivered to the Buyer, and (e) the Seller has otherwise complied with all conditions of the Purchase Agreement to permit the Requested Purchase to be competed.

         The Seller hereby instructs the Buyer to transfer the Purchase Price as follows:

         [FILL IN ACCOUNT INFORMATION.]

         IN WITNESS WHEREOF, the undersigned has caused this Seller Assignment to be duly executed as of the date first written above.



                                 TECHNICAL MORTGAGE, L.P.

                                 By: TM INVESTMENTS, L.L.C., its General Partner



                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT B


                                PURCHASE REQUEST



THE BUYER:        Guaranty Bank                          DATE:  ________, 200___

THE SELLER:       Technical Mortgage, L.P.


         This request is delivered pursuant to Section 2.01 of the Purchase Agreement (as renewed, extended, amended, or restated, the "PURCHASE AGREEMENT") dated as of August 1, 2002, between the Seller and the Buyer. Terms defined in the Purchase Agreement have the same meanings when used -- unless otherwise defined -- in this request.

         The Seller requests that the Buyer purchase from the Seller on the terms set forth in the Purchase Agreement the Mortgage Loans described on the Mortgage Loan Schedule attached hereto.




                               TECHNICAL MORTGAGE, L.P., as Seller

                               By: TM INVESTMENTS, L.L.C., its General Partner



                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT C


                           WAREHOUSE LENDER'S RELEASE


Guaranty Bank
8333 Douglas Avenue
Dallas, Texas  75225

Ladies and Gentlemen:

         We hereby release all right, interest or claim of any kind, including any security interest or lien, with respect to the mortgage loan(s) referenced below, such release to be effective automatically without any further action by any party, upon payment, in one or more installments, by Guaranty Bank, in accordance with the wire instructions set forth below, of an aggregate amount of $___________________.


                              Street
Loan#        Mortgagor        Address        City          State       Zip




                                            Very truly yours,

                                            [WAREHOUSE LENDER]



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                   -----------------------------



Wire Instructions:
         Bank Name:
         City, State:
         ABA #:
         Account #:
         Account Name:

                                                                       EXHIBIT D


                                   [RESERVED]

                                                                       EXHIBIT E


                           SELLER'S REPURCHASE REQUEST
                                UNDER ARTICLE VII


THE BUYER:        Guaranty Bank                           DATE:  ________, 200_

THE SELLER:       Technical Mortgage, L.P.


         This request is delivered under the Mortgage Loan Purchase and Sale Agreement (as renewed, extended, amended, or restated, the "PURCHASE AGREEMENT") dated as of August 1, 2002, between the Seller and the Buyer. Terms defined in the Purchase Agreement have the same meanings when used -- unless otherwise defined -- in this request.

         The Seller requests a repurchase of the Mortgage Loans described in
Exhibit I hereto, (collectively, the "REPURCHASE") under Article VII of the Purchase Agreement to occur as of as the earlier of (i) the date on which such Mortgage Loans are purchased by the Approved Takeout Investor to whom such Mortgage Loans are being shipped pursuant to the Shipping Request delivered to the Buyer with this request (the "REPURCHASE DATE"), or (ii) the thirtieth
(30th) day after the date hereof. The Seller will notify the Buyer of the Repurchase Date at least two (2) Business Days prior to the Repurchase Date. Payment by such Approved Takeout Investor of an amount equal to the Repurchase Price for such Mortgage Loans( as set forth in the Bailee Letter under which the Buyer ships such Mortgage Loans to such Approved Takeout Investor) shall constitute payment of the Purchase Price.

         The Seller certifies that as of the Requested Repurchase Date -- after giving effect to the Requested Repurchase -- (a) the representations and warranties of Seller in the Purchase Agreement are true and correct in all material respects and (b) no breach of any of Seller's representations or warranties set forth in the Purchase Agreement is in existence, and Seller has otherwise complied with the terms and conditions thereof.


                                TECHNICAL MORTGAGE, L.P., as Seller

                                By: TM INVESTMENTS, L.L.C., its General Partner



                                    By:
                                       ----------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT F


                                SHIPPING REQUEST


THE BUYER:        Guaranty Bank                            DATE:  ________, 200_

THE SELLER:       Technical Mortgage, L.P.

SHIPMENT #                                       SHIPMENT $
          ---------------------------                      ---------------------
POOL #                                           # OF LOANS
      -------------------------------                      ---------------------


         This request is delivered under the Mortgage Loan Purchase and Sale Agreement (as renewed, extended, amended, or restated, the "PURCHASE AGREEMENT") dated as of August 1, 2002, between the Seller and the Buyer together with a Seller's Repurchase Request of even date herewith from the Buyer to the Seller. Terms defined in the Purchase Agreement have the same meanings when used -- unless otherwise defined -- in this request.

         Seller requests the Buyer to (a) forward the ship list and files for the Mortgage Loans identified on the ship list to the following Approved Takeout Investor or its custodian or servicer; (b) complete the endorsement of the promissory notes for those Mortgage Loans from Seller to that Approved Takeout Investor or its servicer or custodian as follows:_____________________________ ; and (c) place them along with the blank assignments furnished to Administrative Agent in the appropriate collateral files:


                      -----------------------------------

                      -----------------------------------

                      -----------------------------------

                      -----------------------------------


Buyer should ship the whole file of Mortgage Documents in Buyer's possession for those Mortgage Loans by either Federal Express or such other courier service as Seller has designated to Buyer as "approved" for that purpose. The courier used must be acting as an independent-contractor bailee solely on behalf of Buyer for the benefit of Buyer, but Buyer is not responsible for any delays in shipment caused by any actions or inactions by that courier. Seller's completed air bill for shipment accompanies this request.

         On and as of the date of this request, Seller certifies, represents and warrants to Buyer that Seller's representations and warranties in the Purchase Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Purchase Documents.



                              TECHNICAL MORTGAGE, L.P., as Seller

                              By:  TM INVESTMENTS, L.L.C., its General Partner



                                   By:
                                      -----------------------------------------
                                         Name
                                               --------------------------------
                                         Title
                                                -------------------------------

                                                                       EXHIBIT G


                          [LETTERHEAD OF GUARANTY BANK]


                             _______________, 200__


[Name and Address of Approved Takeout Investor]



The enclosed mortgage notes and other documents (the "MORTGAGE DOCUMENTS"), as more particularly described on the attached schedule, are subject to security interests in favor of Guaranty Bank ("GUARANTY BANK") under the Mortgage Loan Purchase and Sale Agreement (as renewed, extended, amended, or restated, the "PURCHASE AGREEMENT") dated as of August 1, 2002 between Technical Mortgage, L.P. ("SELLER"), and Guaranty Bank.

The Mortgage Documents are being delivered to you for purchase under an existing Takeout Commitment (as defined in the Purchase Agreement). Either payment in full for the Mortgage Documents or the Mortgage Documents themselves must be received by Guaranty Bank within thirty (30) days after the date of this letter. Until that time, you are deemed to be holding the Mortgage Documents in trust to perfect the security interest of Guaranty Bank therein or as otherwise provided in accordance with the applicable provisions of the Uniform Commercial Code. No property interest in the Mortgage Documents is transferred to you until Guaranty Bank receives the greater of (a) the agreed purchase price of the Mortgage Documents or (b) $___________ which is the full Repurchase Price for the Mortgage Documents under the Purchase Agreement. If you receive conflicting instructions regarding the Mortgage Documents from Seller, you agree to act in accordance with Guaranty Bank's instructions. GUARANTY BANK RESERVES THE RIGHT, AT ANY TIME BEFORE IT RECEIVES FULL PAYMENT, TO NOTIFY YOU AND REQUIRE THAT YOU RETURN THE MORTGAGE DOCUMENTS TO GUARANTY BANK.

Payment for the Mortgage Documents must be made by wire transfer of immediately available funds to:


Guaranty Bank's Wire Instructions:

         Bank Name:
         City, State:
         ABA #:
         Account #:
         Account Name:

BY ACCEPTING THE MORTGAGE DOCUMENTS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE GUARANTY BANKS' BAILEE ON THE TERMS DESCRIBED IN THIS LETTER. GUARANTY BANK REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE DOCUMENTS AND THIS LETTER BY SIGNING AND RETURNING TO GUARANTY BANK THE ENCLOSED COPY OF THIS LETTER, BUT YOUR FAILURE TO DO SO DOES NOT NULLIFY YOUR CONSENT. If you fail to make full payment to Guaranty Bank in the manner described above within **__ days after the date of this letter, you are instructed to return all of the Mortgage Documents to Guaranty Bank. The preceding provision in no way affects or impairs any claim or cause of action against you in respect of your Takeout Commitment.

This letter binds you and your successors, assigns, trustees, conservators, and receivers and inures to Guaranty Banks, and their respective successors and assigns.


                                            Very truly yours,

                                            GUARANTY BANK



                                            By:
                                               --------------------------------
                                            (Name)
                                                    ---------------------------
                                            (Title)
                                                     --------------------------

                                                                       EXHIBIT H


                           BUYER'S REPURCHASE REQUEST
                          UNDER SECTION 3.03 (B) OR (C)


BUYER:      Guaranty Bank                               DATE:  ________, 200___

SELLER:     Technical Mortgage, L.P.


         This request is delivered under the Purchase Agreement (as renewed, extended, amended, or restated, the "PURCHASE AGREEMENT") dated as of August 1, 2002, between the Seller and the Buyer. Terms defined in the Purchase Agreement have the same meanings when used -- unless otherwise defined -- in this request.

SECTION 3.03(B)

         Notice was given by the ___________ to the ______________ on ___________________ that one or more of the representations and warranties set forth in Section 3.02 of the Purchase Agreement were not true, correct and complete with respect to the Mortgage Loans described in Schedule I hereto (collectively, the "DEFECTIVE MORTGAGE LOANS").[List of Defective Mortgage Loans to be attached.] Such inaccuracy or breach has not been cured within 30 calendar days after the date of such notice and the Buyer hereby directs the Seller to repurchase the Defective Mortgage Loans on ________________, 200__ (the "REPURCHASE DATE") for the Repurchase Price.

SECTION 3.03(C)

         Notice was given by the ___________ to the ______________ on ___________________ that a Mortgagor failed to pay on or before ninety (90) calendar days after the due date a scheduled payment due on a Mortgage Loan described in Schedule I hereto within twelve (12) calendar months after the date of the related Mortgage Note (collectively, the "DEFECTIVE MORTGAGE LOANS").[List of Defective Mortgage Loans to be attached.] The Buyer hereby directs the Seller to repurchase the Defective Mortgage Loans on _______________, 200__ (the "REPURCHASE DATE") for the Repurchase Price.


                                           GUARANTY BANK



                                           By:
                                              --------------------------------
                                              Name:
                                              Title: